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                       Sentinel Advantage Variable Annuity

        Supplement dated July 1, 2005 to the Prospectus dated May 2, 2005

NAME CHANGE

All references to the AIM V.I. Health Sciences Fund are deleted and replaced with references to the AIM V.I. Global Health Care Fund.

PREMIUM PAYMENTS

Effective August 1, 2005, the second paragraph under "Allocation of Net Premium Payments" on page 19 of the prospectus is deleted and replaced with the following:

     The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%. We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our home office from your agent's broker-dealer.

STRETCH ANNUITY PAYMENT OPTION

This option is now also available for Contracts issued in New York.
















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